Financial Instruments (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2013 Quoted Prices in Active Market for Identical Assets (Level 1) CNY	Dec. 31, 2012 Quoted Prices in Active Market for Identical Assets (Level 1) CNY	Dec. 31, 2013 Significant Other Observable Inputs (Level 2) CNY	Dec. 31, 2012 Significant Other Observable Inputs (Level 2) CNY
Fair Value Measurements
Time deposits-short term	$ 2,746,332	16,625,468	13,098,661	16,625,468	13,098,661
Time deposits-long term	82,594	500,000	490,000	500,000	490,000
Held-to-maturity securities-fixed rate investments			953,035				953,035
Other short-term investments		901,183	120,504			901,183	120,504
Total		18,026,651	14,662,200	17,125,468	13,588,661	901,183	1,073,539